UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016 (October 19, 2015)

LivaNova PLC

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Merchant Square

North Wharf Road

London, W2 1AY

United Kingdom

(Address of Principal Executive Offices)

+44 20 37865275

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

EXPLANATORY NOTE

As previously reported on the Current Report on Form 8-K originally filed by LivaNova PLC (the “Company” or “LivaNova”) on October 19, 2015, as subsequently amended by Amendment No. 1 to Current Report on Form 8-K/A filed on October 27, 2015 (as amended, the “Original Form 8-K”), on October 19, 2015, pursuant to the terms of a definitive Transaction Agreement, dated as of March 23, 2015, by and among LivaNova, Sorin S.p.A. (“Sorin”), Cyberonics, Inc. (“Cyberonics”) and Cypher Merger Sub, Inc. (“Merger Sub”), (a) Sorin merged with and into the LivaNova, with LivaNova continuing as the surviving company (the “Sorin Merger”) and (b) following the consummation of the Sorin Merger, Merger Sub merged with and into Cyberonics, with Cyberonics continuing as the surviving company and as a wholly-owned subsidiary of LivaNova (the “Cyberonics Merger” and, together with the Sorin Merger, the “Mergers”). This Amendment No. 2 to Current Report on Form 8-K/A (this “Amendment No. 2”) is being filed by LivaNova solely for the purpose of amending and supplementing Item 9.01 of the Original Form 8-K to present certain unaudited pro forma financial information in connection with the Mergers, which unaudited pro forma financial information is filed as an exhibit hereto. Except for the foregoing, no other changes are made to the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The pro forma financial information contemplated by this Item is filed as Exhibit 99.1 to this Amendment No. 2 and incorporated herein by reference.

(d)	Exhibits.

Exhibit 99.1	Unaudited Pro Forma Condensed Combined Financial Information for the fiscal year ended April 24, 2015 and the transitional period April 25, 2015 to December 31, 2015

Cautionary Statement About Forward-Looking Statements

Certain statements in this Amendment No. 2 and in the attached exhibit, other than purely historical information, can be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not historical facts but are based on certain assumptions of management. These statements include, but are not limited to certain plans, strategies and expectations of LivaNova and statements about the benefits of the business combination of Sorin S.p.A. and Cyberonics. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by LivaNova and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. As a result, actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by the forward-looking statements included herein. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions. Important factors that may cause actual results to differ from expressed forward-looking statements, include, but are not limited to: business and financial risks inherent to the industries in which LivaNova operates; the Company’s ability to hire and retain key personnel; the Company’s ability to attract new customers and retain existing customers in the manner anticipated; the reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting LivaNova; changes relating to competitive factors in the industries in which LivaNova operates; international, national or local economic, social or political conditions that could adversely affect LivaNova, its partners or its customers; conditions in the credit markets; risks associated with assumptions made in connection with critical accounting estimates and legal proceedings; LivaNova’s organizational and governance structure; risks that the businesses of legacy Cyberonics and Sorin will not be integrated successfully or that the combined companies will not realize estimated cost savings, value from certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; the inability of LivaNova to meet expectations regarding the timing, completion and accounting of tax treatments; risks relating to unanticipated costs of integration, including operating costs, customer loss or business disruption being greater than expected; reductions in customer spending, a slowdown in customer payments and changes in customer demand for products and services; LivaNova’s international operations, which are subject to the risks of currency fluctuations and foreign exchange controls; and the potential of international unrest, economic downturn or effects of currencies, tax assessments, tax adjustments, anticipated tax rates, raw material costs or availability, benefit or retirement plan costs or other regulatory compliance costs. The foregoing list of factors is not exhaustive, and you should carefully consider these factors and the other risks and uncertainties that affect the Company’s business, including those described in the “Risk Factors” section of the LivaNova’s Registration Statement on Form S-4, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and in the Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission by LivaNova.

Forward-looking statements speak only as of the date they are made, and LivaNova does not undertake or assume any obligation to update publicly any such forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: March 31, 2016	By:	/s/ Vivid Sehgal
	Name:	Vivid Sehgal
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information for the fiscal year ended April 24, 2015 and the transitional period April 25, 2015 to December 31, 2015